EXHIBIT 99.2

Execution Version

AMENDMENT NO. 1 TO SUPERPRIORITY DEBTOR-IN-POSSESSION ABL CREDIT AGREEMENT
AMENDMENT NO. 1 TO SUPERPRIORITY DEBTOR-IN-POSSESSION ABL CREDIT AGREEMENT (this “Amendment”) dated as of November 15, 2016 to the Superpriority Debtor-In-Possession ABL Credit Agreement dated as of October 31, 2016 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) among Performance Sports Group Ltd., the other Credit Parties (as defined therein) from time to time party thereto, the financial institutions from time to time party thereto as Lenders (the “Lenders” , and each, a “Lender”), and Bank of America, N.A. as administrative agent and collateral agent (in such capacities, together with its successors and assigns in such capacities, the “Administrative Agent”) for the Lenders.
W I T N E S S E T H :
WHEREAS, pursuant to Section 12.10 of the Credit Agreement, the Credit Parties, the Administrative Agent and the Lenders identified on the signature pages attached hereto (the “Consenting Lenders”) desire to amend the Credit Agreement as set forth herein,
NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:
SECTION 1.  Defined Terms; References.  This Amendment is a Credit Document.  This Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement, and each reference to “the Credit Agreement”, “thereunder”, “therein” and “thereof” and each other similar reference contained in the other Credit Documents, shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
SECTION 2.  Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 4 below, Section 8.01(b) of the Credit Agreement is hereby amended by replacing “fifteen (15)” where it appears therein with “thirty (30) so that Section 8.01(b) reads in its entirety as follows:
(b)          Monthly Financial Statements.  Within thirty (30) days after the close of each of the first two monthly accounting periods in each fiscal quarter of the Parent (a) the consolidated balance sheet of the Parent and its Subsidiaries as at the end of such monthly accounting period and the related consolidated statements of income and retained earnings and statement of cash flows for such monthly accounting period and for the elapsed portion of the fiscal year ended with the last day of such monthly accounting period, in each case setting forth comparative figures for the corresponding monthly accounting period in the prior fiscal year and comparable forecasted figures for such monthly accounting period based on the corresponding forecasts delivered pursuant to Section 8.01(j), all of which shall be certified by a Responsible Officer of the Borrower that they fairly present in all material respects in accordance with GAAP the financial condition of the Parent and its Subsidiaries as of the dates indicated and the results of their operations for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes, and (b) management’s discussion and analysis of the important operational and financial developments during such monthly accounting period.
SECTION 3.  Representations and Warranties.  Each Credit Party hereby represents and warrants that each of the representations and warranties made by any Credit Party set forth in Article 7 of the Credit Agreement or in any other Credit Document are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty).
SECTION 4.  Conditions Precedent.  The amendment to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent:
(a)          The Credit Parties shall have delivered to the Administrative Agent counterparts of this Amendment executed by the Credit Parties;
(b)          The Credit Parties shall have delivered to the Administrative Agent a fully-executed amendment to the Term Loan DIP Credit Agreement, in form and substance satisfactory to the Administrative Agent; and
(c)          The Consenting Lenders constituting the Required Lenders shall have indicated their consent and agreement by executing this Amendment.
SECTION 5.  Effect on Credit Documents.  The Credit Agreement (as amended hereby) and the other Credit Documents (as amended on the date hereof) shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects.  Except as expressly set forth herein or in any amendment to any other Credit Document executed or delivered on the date hereof, the execution, delivery, and performance of this Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document, as in effect prior to the date hereof.  Each Credit Party hereby ratifies and confirms in all respects all of its obligations under the Credit Agreement (as amended hereby) and the other Credit Documents to which it is a party.
SECTION 6.  No Novation; Entire Agreement.  This Amendment evidences solely the amendment of the terms and provisions of the obligations of Credit Parties under the Credit Documents and is not a novation or discharge thereof.  There are no other understandings, express or implied, among Credit Parties, the Administrative Agent and the Lenders regarding the subject matter hereof or thereof.
SECTION 7.  Ratification of Obligations, Etc. Each Credit Party hereby ratifies and confirms all of its Obligations to the Administrative Agent and the Lenders and other Secured Parties, including, without limitation, the Loans, and each Credit Party hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the other Obligations, and all other amounts due under the Credit Documents. Each Credit Party hereby confirms that the Obligations are and remain secured pursuant to the Credit Documents and pursuant to all other instruments and documents executed and delivered by the Credit Parties as security for the Obligations.  In furtherance of the foregoing, each of the Credit Parties hereby reaffirms the security interests of the Administrative Agent and the other Secured Parties in the Collateral.
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SECTION 8. Release of Claims, Etc.  Each Credit Party, for itself and on behalf of any of its Subsidiaries, hereby agrees that (a) no Credit Party has any claim or cause of action against the Administrative Agent, any Lender or any other Secured Party (or any of their respective directors, officers, employees, agents assignees, participants, funding sources, predecessors, attorneys, Affiliates and Related Parties) (each individually, a “Released Party”, and collectively, the “Released Parties”) under, in connection with, or related to, the Credit Documents; (b) no Credit Party has any offset right, counterclaim or defense of any kind against any of its respective Obligations, obligations, indebtedness or liabilities to Released Parties under, in connection with, or related to, the Credit Documents; and (c) each Released Party has heretofore properly performed and satisfied in a timely manner all of its obligations to the Credit Parties under, in connection with, or related to, the Credit Documents.  Each Credit Party wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any Released Party’s rights, interests, contracts, collateral security or remedies under, in connection with, or related to, the Credit Documents.  Therefore, each Credit Party unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Released Party to any Credit Party and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Credit Party might otherwise have against the Administrative Agent or any of the other Released Parties, in either case under clause (x) or (y) above, on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind under, in connection with, or related to, the Credit Documents.
SECTION 9.  Governing Law.  Except to the extent governed by the Bankruptcy Code, this Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles, but including Section 5-1401 of the New York General Obligations Law.
SECTION 10.  Counterparts; Facsimile Transmission.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile, pdf or electronic signature shall be as effective as delivery of a manually executed counterpart of this Amendment.
SECTION 11.  Payment of Costs and Expenses.  The Credit Parties agree, pursuant to the terms of Section 12.01 of the Credit Agreement, to pay on demand all reasonable invoiced out-of-pocket costs and expenses of the Lenders and the Administrative Agent incurred in connection with the transactions contemplated hereby to the extent not previously paid or paid on the date hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
CREDIT PARTIES:	PERFORMANCE SPORTS GROUP LTD.

BAUER HOCKEY, INC.

BAUER HOCKEY CORP.

BAUER HOCKEY RETAIL INC.

BAUER HOCKEY RETAIL CORP.

BAUER PERFORMANCE SPORTS UNIFORMS INC.

BAUER PERFORMANCE SPORTS UNIFORMS CORP.

BPS DIAMOND SPORTS INC.

BPS DIAMOND SPORTS CORP.

BPS US HOLDINGS INC.

BPS CANADA INTERMEDIATE CORP.

EASTON BASEBALL / SOFTBALL INC.

EASTON BASEBALL / SOFTBALL CORP.

KBAU HOLDINGS CANADA, INC.

PERFORMANCE LACROSSE GROUP INC.

PERFORMANCE LACROSSE GROUP CORP.

PSG INNOVATION INC.

PSG INNOVATION CORP.

	By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Corporate Secretary or Secretary, as applicable

[Signature Page to Amendment No. 1 to ABL DIP Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and a Lender

By:	/s/ Gregory A. Kress
Name:	Gregory A. Kress
Title:	Senior Vice President BANK OF AMERICA, N.A.

[Signature Page to Amendment No. 1 to ABL DIP Credit Agreement]

BANK OF AMERICA, N.A. (acting through its Canada Branch),
as a Lender

By:	/s/ Sylwia Durkiewicz
Name:	Sylwia Durkiewicz
Title:	Vice President

[Signature Page to Amendment No. 1 to ABL DIP Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Thomas G. Williams
Name:	Thomas G. Williams
Title:	Authorized Officer

[Signature Page to Amendment No. 1 to ABL DIP Credit Agreement]

JPMORGAN CHASE BANK, N.A. (acting through its Toronto Branch), as a Lender

By:	/s/ Michael N. Tam
Name:	Michael N. Tam
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to ABL DIP Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Richard Hall
Name:	Richard Hall
Title:	Senior Director

[Signature Page to Amendment No. 1 to ABL DIP Credit Agreement]